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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported)      April 18, 2002
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                              The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Florida
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         1-10466                                     59-0432511
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  (Commission File Number)                 (IRS Employer Identification No.)


1650 Prudential Drive, Suite 400, Jacksonville, FL             32207
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    (Address of Principal Executive Offices)                 (Zip Code)

                                 (904) 396-6600
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On April 17, 2002, The St. Joe Company sold all of the stock of its wholly owned subsidiary, St. Joe Real Estate Services, Inc., to NRT Incorporated for approximately $170 million in cash. Details of the transaction are contained in the Stock Purchase Agreement attached as an Exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1     Stock Purchase Agreement dated April 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              The St. Joe Company
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                                                  (Registrant)

Date: April 18, 2002                          By:       /s/ Robert M. Rhodes
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                                                          (Signature)
                                              Name: Robert M. Rhodes
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                                              Title:  Executive Vice President
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                                                        and General Counsel
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